                                                                Exhibit 23.22

                                     [LETTERHEAD]

                    CONSENT OF RUSSELL, THOMPSON, BUTLER & HOUSTON

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-8) and any related Prospectus of Apartment Investment and Management Company ("AIMCO") and to the incorporation by reference therein of our reports dated as shown in Exhibits A, B and C with respect to the audits of those entities as shown in Exhibits A, B and C for the years ended December 31, 1994, 1995, and 1996, included in AIMCO's Current Report on Form 8-K/A (as amended to date), dated June 3, 1997, and filed with the Securities and Exchange Commission.




                                    /s/   Russell, Thompson, Butler & Houston


Mobile, Alabama
September 29, 1997

                                  E X H I B I T   A

REAL ESTATE PARTNERSHIP                                    REPORT DATE
-----------------------                                    -----------

Housing Assistance of Mt. Dora, Ltd.                       January 7, 1995
Housing Assistance of Orange City, Ltd.                    January 7, 1995
Housing Assistance of Sebring, Ltd.                        January 7, 1995
Housing Assistance of Vero Beach, Ltd.                     January 7, 1995
Lakeview Villas, Ltd.                                      January 7, 1995
Orange City Villas II, Ltd.                                January 7, 1995
Woodside Villas of Arcadia, Ltd.                           January 7, 1995
Grove Park Villas, Ltd.                                    January 7, 1995
Highlands Village II                                       January 7, 1995
Eustis Apartments, Ltd.                                    January 7, 1995
South Hiawassee Village, Ltd.                              January 7, 1995
Parkview Arms Associates I                                 January 13, 1995
Parkview Arms Associates II                                January 13, 1995
Twin Gables Associates                                     January 13, 1995
Miami Elderly Associates                                   January 13, 1995
Crosland Housing Associates                                January 19, 1995
Parkview Apartments, Ltd.                                  January 19, 1995
Chesterfield Housing Associates                            January 19, 1995
Hemingway Housing Associates                               January 19, 1995
McColl Housing Associates                                  January 19, 1995
The Meadows Apartments                                     January 19, 1995
St. George Villas                                          January 19, 1995
Hurbell I Limited Partnership (Holly Oak)                  January 21, 1995
Hurbell IV Limited Partnership (Talladega Downs)           January 21, 1995
Eastcourt Village Partners                                 January 25, 1995
United Housing Partners Cuthbert, Ltd.                     January 27, 1995
United Housing Partners Elmwood, Ltd.                      January 27, 1995
United Housing Partners Morristown, Ltd.                   January 27, 1995
United Housing Partners Welch, Ltd.                        January 27, 1995
Townview Towers I Partnership, Ltd.                        January 27, 1995
VOA-Nicollet Towers Associates                             January 28, 1995
Community Developers of Princeville                        January 30, 1995
Registry Square, Ltd.                                      February 23, 1995

                                  E X H I B I T   B

REAL ESTATE PARTNERSHIP                                    REPORT DATE
-----------------------                                    -----------

United Housing Partners Cuthbert, Ltd.                     January 13, 1996
United Housing Partners Elmwood, Ltd.                      January 13, 1996
United Housing Partners Morristown, Ltd.                   January 13, 1996
United Housing Partners Welch, Ltd.                        January 13, 1996
Parkview Apartments, Ltd.                                  January 18, 1996
Chesterfield Housing Associates                            January 18, 1996
Hemingway Housing Associates                               January 18, 1996
McColl Housing Associates                                  January 18, 1996
The Meadows Apartments                                     January 18, 1996
St. George Villas                                          January 18, 1996
Parkview Arms Associates I                                 January 18, 1996
Parkview Arms Associates II                                January 18, 1996
Twin Gables Associates                                     January 18, 1996
Miami Elderly Associates                                   January 18, 1996
Hurbell I Limited Partnership (Holly Oak)                  January 20, 1996
Hurbell IV Limited Partnership (Talladega Downs)           January 20, 1996
Community Developers of Princeville                        January 22, 1996
Eastcourt Village Partners                                 January 23, 1996
VOA-Nicollet Towers Associates                             January 26, 1996
Lake Wales Villas, Ltd.                                    February 3, 1996
Peppertree Village of Avon Park, Ltd.                      February 3, 1996
Housing Assistance of Mt. Dora, Ltd.                       February 3, 1996
Housing Assistance of Orange City, Ltd.                    February 3, 1996
Housing Assistance of Sebring, Ltd.                        February 3, 1996
Housing Assistance of Vero Beach, Ltd.                     February 3, 1996
Lakeview Villas, Ltd.                                      February 3, 1996
Orange City Villas II, Ltd.                                February 3, 1996
Woodside Villas of Arcadia, Ltd.                           February 3, 1996
Grove Park Villas, Ltd.                                    February 3, 1996
Highlands Village II                                       February 3, 1996
Eustis Apartments, Ltd.                                    February 3, 1996
South Hiawassee Village, Ltd.                              February 3, 1996

                                  E X H I B I T   C

REAL ESTATE PARTNERSHIP                                    REPORT DATE
-----------------------                                    -----------

United Housing Partners Cuthbert, Ltd.                     January 10, 1997
United Housing Partners Elmwood, Ltd.                      January 10, 1997
United Housing Partners Morristown, Ltd.                   January 10, 1997
United Housing Partners Welch, Ltd.                        January 10, 1997
Community Developers of Princeville                        January 13, 1997
Eastcourt Village Partners                                 January 22, 1997
Parkview Apartments, Ltd.                                  January 23, 1997
Chesterfield Housing Associates                            January 23, 1997
Hemingway Housing Associates                               January 23, 1997
McColl Housing Associates                                  January 23, 1997
The Meadows Apartments                                     January 23, 1997
St. George Villas                                          January 23, 1997
Hurbell I Limited Partnership (Holly Oak)                  January 25, 1997
Hurbell IV Limited Partnership (Talladega Downs)           January 25, 1997
Lake Wales Villas, Ltd.                                    January 31, 1997
Peppertree Village of Avon Park, Ltd.                      January 31, 1997
Housing Assistance of Mt. Dora, Ltd.                       January 31, 1997
Housing Assistance of Orange City, Ltd.                    January 31, 1997
Housing Assistance of Sebring, Ltd.                        January 31, 1997
Housing Assistance of Vero Beach, Ltd.                     January 31, 1997
Lakeview Villas, Ltd.                                      January 31, 1997
Orange City Villas II, Ltd.                                January 31, 1997
Woodside Villas of Arcadia, Ltd.                           January 31, 1997
Grove Park Villas, Ltd.                                    January 31, 1997
Highlands Village II                                       January 31, 1997
Eustis Apartments, Ltd.                                    January 31, 1997
South Hiawassee Village, Ltd.                              January 31, 1997